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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 16, 2006

                               IKONICS CORPORATION
             (Exact name of registrant as specified in its charter)

          MINNESOTA                      000-25727                41-0730027
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

            4832 GRAND AVENUE
            DULUTH, MINNESOTA                                        55807
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (218) 628-2217

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

     On February 16, 2006, IKONICS Corporation (the "Company") reported its financial results for the quarter and year ended December 31, 2005. See the Company's press release dated February 16, 2006, which is furnished as Exhibit 99 hereto and incorporated by reference in this Item 12.

Item 9.01. Financial Statements and Exhibits.

       (d) Exhibit.

       99  Press Release dated February 16, 2006


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        IKONICS CORPORATION


Date: February 17, 2006                 /s/ Jon Gerlach
                                        ----------------------------------------
                                        Jon Gerlach
                                        Chief Financial Officer
                                        and Vice President of Finance


                                        3

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                                  EXHIBIT INDEX

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
Exhibit                     Description                       Method of Filing
-------                     -----------                       ----------------
99        Press Release dated February 16, 2006 .........   Filed Electronically
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